Investment in Term Loans	12 Months Ended
Dec. 31, 2011
Investment in Term Loans [Abstract]
Investment in Term Loans
5.	Investment in Term Loans

In July 2010, the Company acquired two term loans with a total principal amount outstanding of $115.0 million for a total cost of $115.6 million (the Loans). The Loans bear interest at an annual interest rate of 9% per annum and include a repayment premium feature which provides a total investment yield of approximately 10% per annum. As at December 31, 2011 and 2010, $1.8 million and $1.8 million, respectively, were recorded as interest receivable from the investment in these term loans. The 9% interest income is received in quarterly installments and the Loans and repayment premium are payable in full at maturity in July 2013 when the repayment premium of 3% is calculated on the principal amount of the Loan outstanding at maturity. As at December 31, 2011 and 2010, the repayment premium included in the principal balance was $1.5 million and $0.5 million, respectively. Interest income in respect of the Loans is included in revenues in the consolidated statements of (loss) income. The Loans are collateralized by first priority mortgages on two 2010-built VLCCs owned by a shipowner based in Asia, together with other related security. The Loans can be repaid prior to maturity, at the option of the borrower. The maximum potential loss is the Company’s original investment of $115.6 million plus any unpaid interest, which exposes the Company to a concentration of credit risk (see Note 4).